UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2004

SIMPLETECH, INC.

(Exact name of registrant as specified in charter)

California	000-31623	33-0399154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Daimler Street, Santa Ana, California	92705-5812
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 476-1180

(Former name or former address, if changed since last report.)

ITEM 7. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description of Exhibit
99.1	Transcript of webcast/conference call held August 5, 2004, which reported financial results for the three months and six months ended June 30, 2004 and updated the current business environment and outlook (furnished and not filed herewith solely pursuant to Item 12).

ITEM 12. Results of Operations and Financial Condition

On August 5, 2004, SimpleTech, Inc. (the “Registrant”) held a webcast/conference call to report its financial results for the three months and six months ended June 30, 2004 and updated the current business environment and outlook. Attached as Exhibit 99.1 is a copy of the August 5, 2004 transcript of the Registrant’s conference call.

The information furnished under Item 12 of this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless the Registrant specifically incorporates the foregoing information into those documents by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 11, 2004	SimpleTech, Inc.

	By:	/s/ DAN MOSES
Dan Moses Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Transcript of webcast/conference call held August 5, 2004, which reported financial results for the three months and six months ended June 30, 2004 and updated the current business environment and outlook (furnished and not filed herewith solely pursuant to Item 12).